COMMON STOCK

NUMBER ____                                                           10 SHARES

                                eZ BANCORP, INC.
                             GRAND RAPIDS, MICHIGAN

This certifies that

is the owner of

             fully paid and nonassessable shares of common stock of

eZ Bancorp, Inc. (the "Corporation"), a Michigan corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the Corporation              this Certificate to be executed
has caused signature of its duly                 by the facsimile caused a
authorized officers and has                      facsimile of its corporate seal
be hereunto affixed.                             to
                                                                          Dated:



___________________________________              _______________________________
C. Wayne Weaver                                  John W. Abbott
Secretary                                        President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM. THE TRANSFER, OR OTHER DISPOSITION, INCLUDING, WITHOUT LIMITATION, ANY DISPOSITION PURSUANT TO AN ACTION OF FORECLOSURE, THE LAWS OF BANKRUPTCY, INTESTACY, DESCENT AND DISTRIBUTION OR SUCCESSION, OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IS RESTRICTED.

     The shares represented by this Certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating optional or special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made in writing to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -         as tenants in common

TEN ENT -         as tenants by the entireties

JT TEN  -  as joint tenants with right of survivorship and not as tenants in common

UNIF   TRANSFER   MIN   ACT   -   ....................   under Uniform Transfers
                                       (Cust)
to   Minors Act.........................................
                  (Minor)                  (State)

     Additional abbreviations may also be used though not in the above list.

     NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     For value received, hereby sell, assign and ________________________ transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
      ------------------------------------
     /                                    /
      ------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------- Shares

of the common stock  evidenced by this  certificate,  and do hereby  irrevocably constitute and appoint  ____________,  Attorney,  to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated
       ---------------

       ______________________________________             Signature


       ______________________________________             Signature

       In presence of: ______________________